Exhibit 10.3

AMENDMENT NO. 3

TO CREDIT AGREEMENT

AND AMENDMENT NO. 1 TO CONSENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO CONSENT (this “New Amendment”) dated as of April 3, 2012, is by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “General Partner”), the lenders from time to time party to the Credit Agreement (collectively, the “Lenders”; individually, a “Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Agent, and the Lenders are parties to (a) that certain Credit Agreement dated as of June 21, 2011, as amended by that certain Amendment No. 1 to Credit Agreement (“Amendment No. 1”), dated as of November 25, 2011, and as amended by that certain Amendment No. 2 to Credit Agreement (“Amendment No. 2” and together with Amendment No. 1, the “Existing Amendments”), dated as of January 12, 2012 (as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement) and (b) that certain Consent dated as of February 3, 2012 (the “Consent”);

WHEREAS, the Existing Amendments and the Consent incorrectly refer to the entities recently acquired by the Borrower and its affiliates;

WHEREAS, the Borrower and the General Partner have requested that the Agent and the Required Lenders agree to correct the Existing Amendments and the Consent to refer to Heritage Operating, L.P., Titan Propane LLC and, where appropriate, certain affiliates thereof (the “Requested Amendment”); and

WHEREAS, the Agent and the Required Lenders have agreed to grant such Requested Amendment on the terms and conditions set forth in this New Amendment;

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendments.

(a)	Sub-clause (c) of the second Recital in Amendment No. 1 shall be amended and restated in its entirety as follows:

“(c) amend certain other provisions of the Credit Agreement to provide for the acquisition (the “Acquisition”) of Heritage Operating, L.P., Titan Propane LLC, and certain affiliates thereof (collectively, the “Requested Amendments”);”;

(b)	Sub-clause (c) of the second Recital in Amendment No. 2 shall be amended and restated in its entirety as follows:

“(c) amend certain other provisions of the Credit Agreement to provide for the acquisition (the “Acquisition”) of Heritage Operating, L.P. (“Heritage”), Titan Propane LLC (“Titan”), and certain affiliates of Heritage and Titan;”;

(c)	Section 1.01(a)(iii)(3) of Amendment No. 2 shall be amended and restated in its entirety as follows:

“(3) Adding a new subsection (f) to the end of the definition as follows:

‘(f) the acquisition of Heritage Operating, L.P., Titan Propane LLC, and certain affiliates thereof (collectively, “Heritage”), directly or indirectly by the Borrower.’”; and

(d)	The second Recital in the Consent shall be amended and restated in its entirety as follows:

“WHEREAS, in connection with the acquisition of Heritage Operating, L.P., Titan Propane LLC, and certain affiliates thereof, the General Partner contributed 635,667 common units of AmeriGas Partners, L.P. (the “Common Units”) to the Borrower;”.

Section 2. Conditions Precedent. The effectiveness of this New Amendment is subject to the satisfaction of the condition precedent that this New Amendment shall have been executed and delivered by the Borrower, the General Partner, the Agent and the Required Lenders, and the Guarantor Consent attached hereto (the “Guarantor Consent”) shall have been executed and delivered by each Subsidiary Guarantor.

Section 3. Expenses. The Borrower shall pay (a) all reasonable and documented out-of-pocket expenses of the Agent (including reasonable and documented fees and disbursements of counsel for the Agent) in connection with the preparation of this New Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) all out-of-pocket expenses incurred by the Agent and each of the Lenders, including fees and disbursements of not more than one (1) counsel for the Agent and, to the extent there is an actual or perceived conflict of interest with the Agent, not more than one (1) counsel for the Lenders or the Issuing Lender (but excluding all fees and time charges for attorneys who may be employees of the Agent, any Lender or the Issuing Lender) in connection with any Event of Default and collection and other enforcement proceedings resulting therefrom in enforcing the Credit Agreement as amended by this New Amendment, and the other Loan Documents.

Section 4. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this New Amendment.

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Section 5. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This New Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this New Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this New Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this New Amendment. This New Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this New Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERIGAS PROPANE, L.P.

By:	AMERIGAS PROPANE, INC., as General Partner

By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title:Treasurer

GENERAL PARTNER:

AMERIGAS PROPANE, INC.

By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title: Treasurer

Signature Page

to

Amendment No. 3 to Credit Agreement

and Amendment No. 1 to Consent

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

Signature Page

to

Amendment No. 3 to Credit Agreement

and Amendment No. 1 to Consent

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Yasantha Gunaratna
Name: Yasantha Gunaratna
Title: Vice President

Signature Page

to

Amendment No. 3 to Credit Agreement

and Amendment No. 1 to Consent

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Vice President

AmeriGas Guarantor Consent

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Meredith Jermann
Name: Meredith Jermann
Title: Vice President

AmeriGas Guarantor Consent

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Leslie Broderick
Name: Leslie Broderick
Title: SVP

AmeriGas Guarantor Consent

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President

AmeriGas Guarantor Consent

COMPASS BANK, as a Lender

By:	/s/ David C. Moriniere
Name: David C. Moriniere
Title: Senior Vice President

AmeriGas Guarantor Consent

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Laurel LB Magruder
Name: Laurel LB Magruder
Title: Vice President/Group Manager

AmeriGas Guarantor Consent

SOVEREIGN BANK, N.A., formerly known as Sovereign Bank, as a Lender

By:	/s/ Daniela Hofer-Gautschi
Name: Daniela Hofer-Gautschi
Title: VP

AmeriGas Guarantor Consent

GUARANTOR CONSENT

Each of the undersigned hereby acknowledges receipt of the foregoing New Amendment and hereby acknowledges and reaffirms that the Guaranty Agreement to which it is a party shall remain in full force and effect and is hereby ratified and confirmed in all respects notwithstanding the execution of such New Amendment and the consummation of the transactions described or otherwise contemplated therein. Each of the undersigned hereby acknowledges, confirms and ratifies its obligations under such Guaranty Agreement are valid and binding obligations upon it. Each of the undersigned further acknowledges that it possesses no defense, offset, counterclaim, or cross-claim whatsoever to the enforcement of such Guaranty Agreement.

Date: April 3, 2012

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AmeriGas Guarantor Consent

AMERIGAS PROPANE, INC.

By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title: Treasurer

AmeriGas Guarantor Consent

HERITAGE OPERATING, L.P.

By: Heritage Operating GP, LLC, its General Partner

By: AmeriGas Partners, L.P., sole managing member of Heritage Operating GP, LLC

By: AmeriGas Propane, Inc., General Partner of AmeriGas Partners, L.P.

By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title: Treasurer

AmeriGas Guarantor Consent

TITAN PROPANE LLC

By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title: Treasurer

AmeriGas Guarantor Consent